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                                                                    EXHIBIT 23.1

              Consent of Ernst & Young LLP, Independent Auditors

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Amended and Restated 1995 Stock Option Plan, of our report dated February 12, 1999, with respect to the financial statements included in its Annual Report (Form 10-KSB) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

                                        /s/ Ernst & Young LLP



Palo Alto, California

August 17, 1999